Coho Relative Value Equity Fund
Schedule of Investments
October 31, 2024 (Unaudited)

COMMON STOCKS - 97.5%	Shares	Value
Communication Services - 3.5%
Walt Disney	120,577	$11,599,507

Consumer Discretionary - 15.8%
AutoZone (a)	3,268	9,833,412
Lowe's Companies	62,705	16,418,050
Ross Stores	105,413	14,728,304
Service Corp International	139,320	11,375,478
		52,355,244

Consumer Staples - 19.1%
Coca-Cola	114,359	7,468,786
Constellation Brands - Class A	39,432	9,161,631
Keurig Dr Pepper	293,157	9,659,523
Mondelez International - Class A	170,247	11,658,515
Philip Morris International	89,095	11,822,906
Sysco	182,005	13,641,275
		63,412,636

Energy - 2.9%
Chevron	64,605	9,614,516

Financials - 15.3%
Global Payments	79,465	8,241,315
Marsh & McLennan Companies	54,884	11,977,884
State Street	93,100	8,639,680
US Bancorp	236,699	11,434,929
W R Berkley	181,610	10,382,644
		50,676,452

Health Care - 27.9%(b)
Abbott Laboratories	78,416	8,890,022
Amgen	37,106	11,879,857
Baxter International	176,251	6,292,161
Cencora	63,701	14,528,924
Johnson & Johnson	71,644	11,453,010
Medtronic PLC	123,693	11,039,600
Thermo Fisher Scientific	22,741	12,423,863
UnitedHealth Group	28,898	16,312,921
		92,820,358

Industrials - 6.5%
United Parcel Service - Class B	64,446	8,639,631
W.W. Grainger	11,553	12,814,934
		21,454,565

Information Technology - 3.8%
Microchip Technology	173,621	12,738,573

Materials - 2.7%
Air Products and Chemicals	29,110	9,039,528
TOTAL COMMON STOCKS (Cost $282,992,808)		323,711,379

TOTAL INVESTMENTS - 97.5% (Cost $282,992,808)		323,711,379
Money Market Deposit Account - 3.1% (c)		10,416,903
Liabilities in Excess of Other Assets - (0.6)%		(2,080,527)
TOTAL NET ASSETS - 100.0%		$332,047,755

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of October 31, 2024 was 2.87%.

Summary of Fair Value Disclosure as of October 31, 2024 (Unaudited)

Coho Relative Value Equity Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$323,711,379	$–	$–	$323,711,379
Total Investments	$323,711,379	$–	$–	$323,711,379

Refer to the Schedule of Investments for further disaggregation of investment categories.